UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

UNITED STATES ANTIMONY CORPORATION

(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Cox Gulch, P.O. Box 643
Thompson Falls, Montana 59873
(Address of Principal Executive Offices)

(406) 827-3523
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on whichregistered
Common Stock, $0.01 par value	UAMY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b 2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS..

(b)
Resignation of Director

On December 31, 2020, Jeffrey D. Wright, a member of the Board of Directors of United States Antimony Corporation (the “Company”) and a member of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, resigned from the Company’s Board of Directors for personal reasons. Mr. Wright did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Wright’s resignation is effective as of December 31, 2020. The Board of Directors intends to consider recommendations from the Corporate Governance and Nominating Committee during the first quarter of 2021 to fill the vacancy created by Mr. Wright’s resignation.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On December 31, 2020, United States Antimony Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was November 27, 2020. At the close of business on that date, the Company had 75,740.259 shares of common stock, 177,904 shares of Series C preferred stock, and 1,751,005 shares of Series D preferred stock issued and outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 11, 2020. The final voting results were as follows:

Proposal 1
The Company’s stockholders elected the following directors to serve for a term expiring at the 2021 Annual Meeting. The voting results are set forth below:

	Votes For	Votes Withheld	Broker Non-Votes	Affirmative Voted
Harmut W. Baitis	35,833,839.00	1,014,133.00	19,186,085.00	97.25%
Russel C. Lawrence	35,848,314.00	999,658.00	19,186,085.00	97.29%
Craig W. Thomas	34,470,362.00	2,377,610.00	19,186,085.00	93.55%
Jeffrey D. Wright	34,839,298.00	2,008,674.00	19,186,085.00	94.55%
Blaise Aguirre, MD	35,328,340.00	1,519,632.00	19,186,085.00	95.88%

Proposal 2
The Company’s stockholders ratified the selection of DeCoria, Maichel & Teague, P.S. as the Company’s independent registered public accounting firm for the years ending December 31, 2019 and 2020. The voting results are set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Affirmative Voted
55,141,077.00	18,682.00	874,298.00	0	98.41%

Proposal 3
The Company’s stockholders adopted the Second Amended and Restated Articles of Incorporation of the Company. The voting results are set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Affirmative Voted
35,273,276.00	1,402,288.00	172,408.00	19,186,085.00	95.73%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

By	/s/

John Gustavsen
Interim Chief Executive Officer

Date	January 6, 2021